AXP(SM) Diversified
                                                                 Equity Income
                                                                          Fund
                                                        2000 SEMIANNUAL REPORT

AMERICAN
  EXPRESS(R)
 FUNDS


AXP Diversified  Equity  Income  Fund
seeks to provide  shareholders  with a
high level of current income and, as a
secondary goal, steady growth of capital.

(icon of) magnifying glass

                                                                      AMERICAN
                                                                       EXPRESS
                                                                      (R)

Dual-purpose Stocks

Some of the most successful investments over the years have been stocks that reward investors in two ways -- through growth in the value of the share price as well as through payment of regular dividend income. AXPDiversified Equity Income sets its sights on stocks that can provide this double-barreled benefit. The Fund takes advantage of opportunities across various industries, among different types of securities and in markets throughout the world to find investments that meet its combination growth-and-dividend requirements.


CONTENTS
From the Chairman                               3
From the Portfolio Manager                      3
Fund Facts                                      5
The 10 Largest Holdings                         6
Financial Statements (Fund)                     7
Notes to Financial Statements (Fund)           10
Financial Statements (Portfolio)               16
Notes to Financial Statements (Portfolio)      19
Investments in Securities                      23

(picture of) Arne H. Carlson
Arne Carlson
Chairman of the board

From the Chairman
The financial markets have always had their ups and downs, but in recent months volatility has become more frequent and intense. While no one can say with certainty what the markets will do, American Express Financial Corporation, the Fund's investment manager, expects economic growth to continue this year, accompanied by a modest rise in long-term interest rates. But no matter what transpires, this is a great time to take a close look at your goals and investments. We encourage you to:

o Consult a professional investment advisor who can help you cut through mountains of data.

o Set financial goals that extend beyond those achievable through retirement plans of your employer.

o Learn as much as you can about your current investments.

The portfolio manager's letter that follows provides a review of the Fund's investment strategies and performance. The annual report contains other valuable information as well. The Fund's prospectus describes its investment objectives and how it intends to achieve those objectives. As experienced investors know, information is vital to making good investment decisions.

So, take a moment and decide again whether the Fund's investment objectives and management style fit with your other investments to help you reach your financial goals. And make it a practice on a regular basis to assess your investment options.

Sincerely,

Arne H. Carlson

(picture of) Kurt Winters
Kurt Winters
Portfolio Manager

From the Portfolio Manager
Despite a generally poor environment for value stocks, AXP Diversified Equity Income finished the first half of the fiscal year in strong fashion to generate positive results for the period as a whole. For the six months -- October 1999 through March 2000 -- the total return for the Fund's Class A shares was 5.60% (excluding the sales charge).

Arne H. Carlson Chairman of the boardKurt Winters Portfolio managerSEMIANNUAL REPORT -- 2000The period got off to a good start, as reports of still-tame inflation and generally good corporate profits buoyed the stock market from October through the early days of January. While the Fund's value-stocks orientation took a back seat to the performance of high-flying, technology-related growth stocks, the Fund did register three straight months of gains.

The mood of the market changed dramatically in mid-January, though, as renewed fear of potentially higher interest rates and higher inflation began to take a toll. Widespread selling ensued, dragging down the market through February. The interest-rate concern worked against the Fund, as it held a number of financial services (largely banking and insurance) and utility stocks, both of which are sensitive to rising interest rates.

SPRING SNAPBACK
But, in another display of the remarkable resilience that has been its hallmark in recent years, the stock market came charging back in March. Thanks to a pickup in non-technology stocks, especially financial services issues, the Fund rebounded sharply with a gain of more than 11% for the month to close the period on an up note. As for other major areas of investment, the Fund's industrial holdings generated mixed results for the period as a whole.

Changes to the portfolio were minor during the period. Most notable was a reduction in financial services and industrial stocks, which I made in light of the market's concern about potentially higher interest rates.

Looking back over the six months, while it was a frustrating period overall, the Fund's strong finish offers some encouragement as the second half of the fiscal year begins. Only time will tell, of course, but this could be an early indication that the stock market is starting to "broaden out" -- that is, a greater variety of stocks may participate more fully in potential market upturns. If so, the Fund is well positioned for such a shift, as it continues to hold a widely diversified group of stocks that have been relatively ignored in the momentum-driven, technology-centered market of recent years.

Kurt Winters

AXP DIVERSIFIED EQUITY INCOME FUNDFund Facts

Class A -- 6-month performance

(All figures per share)

Net asset value (NAV)
March 31, 2000                                                   $9.01
Sept. 30, 1999                                                   $9.40
Decrease                                                         $0.39

Distributions -- Oct. 1, 1999 - March 31, 2000
From income                                                      $0.14
From capital gains                                               $0.76
Total distributions                                              $0.90
Total return*                                                   +5.60%**

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2000                                                   $9.00
Sept. 30, 1999                                                   $9.40
Decrease                                                         $0.40

Distributions -- Oct. 1, 1999 - March 31, 2000
From income                                                      $0.11
From capital gains                                               $0.76
Total distributions                                              $0.87
Total return*                                                   +5.14%**

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2000                                                   $9.01
Sept. 30, 1999                                                   $9.40
Decrease                                                         $0.39

Distributions -- Oct. 1, 1999 - March 31, 2000
From income                                                      $0.15
From capital gains                                               $0.76
Total distributions                                              $0.91
Total return*                                                   +5.67%**

 *Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.
**The total return is a hypothetical investment in the Fund with all distributions reinvested.

The 10 Largest Holdings

                                                  Percent                     Value
                                              (of net assets)        (as of March 31, 2000)
 Citigroup                                           4.69%                $119,289,299
 American Intl Group                                 3.23                   82,119,525
 Exxon Mobil                                         2.95                   74,950,089
 Chevron                                             2.79                   70,992,000
 AT&T                                                2.60                   66,149,999
 Circuit City Stores-Circuit City Group              2.55                   64,874,488
 CBS                                                 2.43                   61,794,863
 Target                                              2.19                   55,614,000
 Bank of America                                     2.01                   51,095,100
 Morgan Stanley, Dean Witter, Discover & Co          1.99                   50,568,750

For further detail about these  holdings,  please refer to the section  entitled
"Investments in Securities."

The 10 holdings listed here  make up 27.43% of net assets

(icon of) pie chart

Financial Statements
Statement of assets and liabilities
AXP Diversified Equity Income Fund

March 31, 2000 (Unaudited)

Assets
Investment in Equity Income Portfolio (Note 1)                                     $2,541,690,478

Liabilities
Dividends payable to shareholders                                                         316,744
Accrued distribution fee                                                                   30,024
Accrued service fee                                                                            58
Accrued transfer agency fee                                                                10,085
Accrued administrative services fee                                                         2,204
Other accrued expenses                                                                    375,262
                                                                                          -------
Total liabilities                                                                         734,377
                                                                                          -------
Net assets applicable to outstanding capital stock                                 $2,540,956,101
                                                                                   ==============

Represented by
Capital stock-- $.01 par value (Note 1)                                            $    2,821,479
Additional paid-in capital                                                          2,340,094,802
Undistributed net investment income                                                       330,964
Accumulated net realized gain (loss)                                                  (44,491,539)
Unrealized appreciation (depreciation) on investments and on translation
of assets and  liabilities in foreign currencies                                      242,200,395
                                                                                      -----------
Total -- representing net assets applicable to outstanding capital stock           $2,540,956,101
                                                                                   ==============

Net assets applicable to outstanding shares:            Class A                    $1,885,489,131
                                                        Class B                    $  634,032,767
                                                        Class Y                    $   21,434,203
Net asset value per share of outstanding capital stock: Class A shares 209,352,882 $         9.01
                                                        Class B shares  70,415,279 $         9.00
                                                        Class Y shares   2,379,764 $         9.01

See accompanying notes to financial statements.

Statement of operations
AXP Diversified  Equity Income Fund
Six months ended March 31, 2000 (Unaudited)

Investment income
Income:
Dividends                                                                 $  29,146,515
Interest                                                                      3,047,386
                                                                              ---------
Total income                                                                 32,193,901
                                                                             ----------
Expenses (Note 2):
Expenses allocated from Equity Income Portfolio                               6,609,059
Distribution fee
      Class A                                                                 2,461,969
      Class B                                                                 3,240,107
Transfer agency fee                                                           1,732,273
Incremental transfer agency fee
      Class A                                                                   139,874
      Class B                                                                    89,729
Service fee-- Class Y                                                            10,664
Administrative services fees and expenses                                       421,465
Compensation of board members                                                     5,224
Printing and postage                                                             66,507
Registration fees                                                                55,528
Audit fees                                                                        4,000
Other                                                                             1,750
                                                                                  -----
Total expenses                                                               14,838,149
      Earnings credits on cash balances (Note 2)                                (74,504)
                                                                                -------
Total net expenses                                                           14,763,645
                                                                             ----------
Investment income (loss) -- net                                              17,430,256
                                                                             ----------

 Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
      Security transactions                                                 (25,538,370)
      Foreign currency transactions                                              27,866
                                                                                 ------
Net realized gain (loss) on investments                                     (25,510,504)
Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies    141,189,353
                                                                            -----------
Net gain (loss) on investments and foreign currencies                       115,678,849
                                                                            -----------
Net increase (decrease) in net assets resulting from operations            $133,109,105
                                                                           ============

See accompanying notes to financial statements.

Statements of changes in net assets AXP
Diversified Equity Income Fund
                                                                    March 31, 2000     Sept. 30, 1999
                                                                   Six months ended      Year ended
                                                                      (Unaudited)

Operations and distributions
Investment income (loss)-- net                                       $  17,430,256  $    33,575,667
Net realized gain (loss) on investments                                (25,510,504)     211,284,556
Net change in unrealized appreciation (depreciation) on investments
 and on translation of assets and liabilities in foreign currencies    141,189,353      161,033,636
                                                                       -----------      -----------
Net  increase  (decrease)  in net assets  resulting  from  operations  133,109,105      405,893,859
                                                                       -----------      -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                          (15,810,177)     (27,095,529)
      Class B                                                           (3,028,222)      (3,285,043)
      Class Y                                                             (185,646)        (714,058)
   Net realized gain
      Class A                                                         (172,754,684)    (188,382,739)
      Class B                                                          (56,896,604)     (53,833,250)
      Class Y                                                           (1,851,504)      (8,013,205)
                                                                        ----------       ----------
Total distributions                                                   (250,526,837)    (281,323,824)
                                                                      ------------     ------------

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                             105,384,624      239,708,503
   Class B shares                                                       75,500,376      159,748,121
   Class Y shares                                                        3,894,321       16,112,811
Reinvestment of distributions at net asset value
   Class A shares                                                      180,420,479      206,091,979
   Class B shares                                                       59,051,296       56,396,492
   Class Y shares                                                        2,037,282        8,736,974
Payments for redemptions
   Class A shares                                                     (297,732,652)    (386,789,771)
   Class B shares (Note 2)                                            (103,795,268)    (111,644,354)
   Class Y shares                                                       (4,817,376)     (83,588,946)
                                                                        ----------      -----------
Increase (decrease) in net assets from capital share transactions       19,943,082      104,771,809
                                                                        ----------      -----------
Total increase (decrease) in net assets                                (97,474,650)     229,341,844
Net assets at beginning of period                                    2,638,430,751    2,409,088,907
                                                                     -------------    -------------
Net assets at end of period                                         $2,540,956,101   $2,638,430,751
                                                                    ==============   ==============
Undistributed net investment income                                 $      330,964   $    1,924,753
                                                                    --------------   --------------

See accompanying notes to financial statements.

Notes to Financial Statements

AXP Diversified Equity Income Fund

(Unaudited as to March 31, 2000)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers  Class A, Class B and Class Y shares.

o Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Income Portfolio
The Fund invests all of its assets in Equity Income Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of March 31, 2000 was 99.96%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities) that could differ from actual results.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
Dividends from net investment income, declared daily and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with American Express Financial Corporation (AEFC) to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19

o  Class B $20

o  Class Y $17

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares.

Under a Shareholder Service Agreement, the Fund's Class Y shares pay a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,876,844 for Class A and $417,236 for Class B for the six months ended March 31, 2000.

During the six months ended March 31, 2000, the Fund's transfer agency fees were reduced by $74,504 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                Six months ended March 31, 2000
                                         Class A            Class B           Class Y
Sold                                   11,588,632          8,273,381          430,259
Issued for reinvested distributions    20,169,517          6,603,815          227,867
Redeemed                              (33,547,566)       (11,746,433)        (538,963)
                                      -----------        -----------         --------
Net increase (decrease)                (1,789,417)         3,130,763          119,163

                                                   Year ended Sept. 30, 1999
                                         Class A            Class B           Class Y
Sold                                   24,510,779         16,309,409        1,685,598
Issued for reinvested distributions    22,400,615          6,145,593          952,278
Redeemed                              (39,784,254)       (11,498,308)      (8,845,686)
                                      -----------        -----------       ----------
Net increase (decrease)                 7,127,140         10,956,694       (6,207,810)


4. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2000.

5. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Fiscal period ended Sept. 30,

Per share income and capital changesa

                                                                Class A

                                                2000b     1999     1998    1997     1996

Net asset value, beginning of period            $9.40    $8.96    $10.39   $8.96    $7.89

Income from investment operations:

Net investment income (loss)                      .07      .14       .23     .34      .27

Net gains (losses) (both realized and unrealized) .44     1.37      (.43)   2.04     1.06

Total from investment operations                  .51     1.51      (.20)   2.38     1.33

Less distributions:

Dividends from net investment income             (.07)    (.13)     (.23)   (.33)    (.26)

Distributions from realized gains                (.83)    (.94)    (1.00)   (.62)      --

Total distributions                              (.90)   (1.07)    (1.23)   (.95)    (.26)

Net asset value, end of period                  $9.01    $9.40     $8.96  $10.39    $8.96

 Ratios/supplemental data

Net assets, end of period (in millions)        $1,885   $1,985    $1,828  $1,789   $1,292

Ratio of expenses to average daily net assetsc   .94%e    .89%      .86%    .88%     .93%

Ratio of net investment income (loss)
to average daily net assets                     1.51%e   1.41%     2.27%   3.62%    3.18%

Portfolio turnover rate
(excluding short-term securities)                 10%      84%       97%     81%      84%

Total returnd                                   5.60%   17.18%    (2.17%) 28.11%   17.00%

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Six months ended March 31, 2000 (Unaudited).
c Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
d Total return does not reflect payment of a sales charge.
e Adjusted to an annual basis.


Fiscal period ended Sept. 30,

Per share income and capital changesa

                                                       Class B                                      Class Y

                                         2000b    1999   1998     1997     1996       2000b    1999     1998     1997     1996

Net asset value,  beginning of period    $9.40    $8.96  $10.39    $8.96   $7.89      $9.40    $8.96   $10.40    $8.96    $7.89

Income from investment operations:

Net investment  income (loss)              .04      .06     .15      .27     .20        .07      .15      .24      .35      .28

Net gains (losses)
both realized and  unrealized)             .43     1.38    (.42)    2.04    1.06        .45     1.37     (.44)    2.05     1.06

Total from investment  operations          .47     1.44    (.27)    2.31    1.26        .52     1.52     (.20)    2.40     1.34

Less distributions:

Dividends from net  investment income     (.04)    (.06)   (.16)    (.26)   (.19)      (.08)    (.14)    (.24)    (.34)    (.27)

Distributions from realized gains         (.83)    (.94)  (1.00)    (.62)    --        (.83)    (.94)   (1.00)    (.62)      --

Total distributions                       (.87)   (1.00)  (1.16)    (.88)   (.19)      (.91)   (1.08)   (1.24)    (.96)    (.27)

Net asset value,  end of period          $9.00    $9.40   $8.96   $10.39   $8.96      $9.01    $9.40    $8.96   $10.40    $8.96

 Ratios/supplemental data

Net assets, end of period  (in millions)  $634     $633    $505     $350    $125        $21      $21      $76      $79      $37

Ratio of expenses to
average daily
net assetsc                              1.70%e   1.66%   1.62%    1.65%   1.69%       .77%e    .78%     .78%     .76%     .76%

Ratio of net investment
income (loss) to average
daily net assets                          .74%e    .63%   1.48%    2.97%   2.56%      1.66%e   1.58%    2.34%    3.85%    3.38%

Portfolio turnover rate
(excluding short-term  securities)         10%      84%     97%      81%     84%        10%      84%      97%      81%      84%

Total returnd                            5.14%   16.30%  (2.91%)  27.16%  16.21%      5.67%   17.30%   (2.11%)  28.29%   17.27%

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Six months ended March 31, 2000 (Unaudited).
c Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
d Total return does not reflect payment of a sales charge.
e Adjusted to an annual basis.

Financial Statements

Statement of assets and liabilities
Equity Income Portfolio

March 31, 2000 (Unaudited)

Assets
Investments in securities, at value (Note 1)
   (identified cost $2,260,983,399)                                      $2,503,281,204
Cash in bank on demand deposit                                                   89,604
Dividends and accrued interest receivable                                     2,898,464
Receivable for investment securities sold                                    43,238,906
                                                                             ----------
Total assets                                                              2,549,508,178

Liabilities
Payable for investment securities purchased                                     963,962
Payable upon return of securities loaned (Note 4)                             5,625,000
Accrued investment management services fee                                       33,837
Other accrued expenses                                                          157,433
                                                                                -------
Total liabilities                                                             6,780,232
                                                                              ---------
Net assets applicable to outstanding capital stock                       $2,542,727,946
                                                                         ==============

See accompanying notes to financial statements.

Statement of operations
Equity Income Portfolio

Six months ended March 31, 2000 (Unaudited)

Investment income
Income:
Dividends                                                                 $  29,157,811
Interest                                                                      3,027,267
                                                                              ---------
Total income                                                                 32,185,078
Expenses (Note 2):
Investment management services fee                                            6,480,583
Compensation of board members                                                     6,648
Custodian fees                                                                   85,269
Audit fees                                                                       12,000
Other                                                                            29,781
                                                                                 ------
Total expenses                                                                6,614,281
      Earnings credits on cash balances (Note 2)                                 (2,656)
                                                                                 ------
Total net expenses                                                            6,611,625
                                                                              ---------
Investment income (loss) -- net                                              25,573,453
 Realized and unrealized gain (loss) -- net

Net realized gain (loss) on:
      Security transactions (Note 3)                                        (25,550,866)
      Foreign currency transactions                                              27,875
                                                                                 ------
Net realized gain (loss) on investments                                     (25,522,991)
Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies    141,249,651
                                                                            -----------
Net gain (loss) on investments and foreign currencies                       115,726,660
                                                                            -----------
Net increase (decrease) in net assets resulting from operations            $141,300,113
                                                                           ============

See accompanying notes to financial statements.

Statements of changes in net assets
Equity Income Portfolio
                                                                         March 31, 2000    Sept. 30, 1999
                                                                        Six months ended     Year ended
                                                                          (Undaudited)

Operations
Investment income (loss)-- net                                          $    25,573,453     $     48,741,010
Net realized gain (loss) on investments                                     (25,522,991)         211,365,708
Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies    141,249,651          161,093,888
                                                                            -----------          -----------
Net increase (decrease) in net assets resulting from operations             141,300,113          421,200,606
Net contributions (withdrawals) from partners                              (238,751,522)        (191,699,690)
                                                                           ------------         ------------
Total increase (decrease) in net assets                                     (97,451,409)         229,500,916
Net assets at beginning of period                                         2,640,179,355        2,410,678,439
                                                                          -------------        -------------
Net assets at end of period                                              $2,542,727,946       $2,640,179,355
                                                                         ==============       ==============

See accompanying notes to financial statements.

Notes to Financial Statements

Equity Income Portfolio
(Unaudited as to March 31, 2000)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Equity Income Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Income Portfolio seeks to provide a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.4% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Diversified Equity Income Fund to the Lipper Equity Income Fund Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $11,250 for the period.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the six months ended March 31, 2000, the Portfolio's custodian fees were reduced by $2,656 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $562,762,480 and $799,827,837, respectively, for the six months ended March 31, 2000. For the same period, the portfolio turnover rate was 10%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $27,552 for the six months ended March 31, 2000.

4. LENDING OF PORTFOLIO SECURITIES
As of March 31, 2000, securities valued at $5,596,875 were on loan to brokers. For collateral, the Portfolio received $5,625,000 in cash. Income from securities lending amounted to $34,469 for the six months ended March 31, 2000. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

Investments in Securities
Equity Income Portfolio
March 31, 2000 (Unaudited)


(Percentages represent value of investments compared to net assets)

Common stocks (89.6%)
Issuer                                                       Shares           Value(a)

Aerospace & defense (1.9%)
Goodrich (BF)                                                614,400        $17,625,600
Honeywell Intl                                               124,800          6,575,400
Rockwell Intl                                                577,900         24,163,444
Total                                                                        48,364,444

Automotive & related (1.9%)
Ford Motor                                                   566,400         26,019,000
General Motors                                               278,400         23,055,000
Total                                                                        49,074,000

Banks and savings & loans (9.6%)
Allied Capital                                               936,000         16,321,500
Bank of America                                              974,400         51,095,100
Bank of New York                                             715,200         29,725,500
Chase Manhattan                                              226,000         19,704,375
First Union                                                  598,100         22,279,225
FleetBoston Financial                                        988,730         36,088,645
Mellon Financial                                             772,800         22,797,600
SLM Holding                                                  321,600         10,713,300
Wells Fargo                                                  868,800         35,566,500
Total                                                                       244,291,745

Building materials & construction (1.9%)
Fluor                                                        630,000         19,530,000
Martin Marietta Materials                                    623,800         29,630,500
Total                                                                        49,160,500

Chemicals (1.8%)
Dow Chemical                                                  96,000         10,944,000
Du Pont (EI) de Nemours                                      432,000         22,842,000
Lyondell Petrochemical                                       892,800         13,168,800
Total                                                                        46,954,800

Communications equipment & services (1.6%)
Motorola                                                     292,800         41,687,400

Computers & office equipment (5.6%)
BMC Software                                                 240,000(b)      11,850,000
Compaq Computer                                              475,000         12,646,875
Electronic Data Systems                                      177,600         11,399,700
EQUANT                                                       168,100(b,c)    14,299,006
First Data                                                   264,000         11,682,000
Hewlett-Packard                                               91,200         12,089,700
NOVA                                                         880,900(b)      25,656,213
Solectron                                                    614,400(b)      24,614,400
Unisys                                                       730,000(b)      18,615,000
Total                                                                       142,852,894

Energy (10.9%)
Chevron                                                      768,000         70,992,000
Conoco Cl A                                                1,248,000         30,732,000
Conoco Cl B                                                  360,000          9,225,000
ENI                                                        4,950,000(b,c)    24,777,881
Exxon Mobil                                                  963,214         74,950,089
Sunoco                                                       883,200         24,177,600
Texaco                                                       801,600         42,985,800
Total                                                                       277,840,370

Energy equipment & services (0.6%)
Halliburton                                                  374,400         15,350,400

Financial services (13.0%)
Alliance Capital Management Holding LP                       964,800        $39,978,900
Citigroup                                                  2,011,200        119,289,299
Kansas City Southern Inds                                    432,000(b)      37,125,000
MBNA                                                       1,660,800         42,350,400
Morgan Stanley, Dean Witter, Discover & Co                   620,000         50,568,750
Providian Financial                                          456,000         39,501,000
Total                                                                       328,813,349

Food (1.9%)
Bestfoods                                                    384,000         17,976,000
General Mills                                                460,800         16,675,200
Sara Lee                                                     763,200         13,737,600
Total                                                                        48,388,800

Health care (4.2%)
American Home Products                                       446,400         23,938,200
Baxter Intl                                                  319,000         19,020,375
Mylan Laboratories                                           750,000         20,625,000
Pharmacia & Upjohn                                           345,600         20,476,800
Warner-Lambert                                               240,000         23,400,000
Total                                                                       107,460,375

Household products (1.3%)
Colgate-Palmolive                                            576,000         32,472,000

Industrial equipment & services (2.4%)
Caterpillar                                                  192,000          7,572,000
Illinois Tool Works                                          432,000         23,868,000
Parker-Hannifin                                              720,000         29,745,000
Total                                                                        61,185,000

Insurance (4.8%)
American Intl Group                                          749,950         82,119,525
Aon                                                          134,800          4,347,300
Marsh & McLennan                                             331,200         36,535,500
Total                                                                       123,002,325

Media (3.7%)
Adelphia Communications Cl A                                 168,000(b)      $8,232,000
CBS                                                        1,091,300(b)      61,794,863
MediaOne Group                                               288,000(b)      23,328,000
Total                                                                        93,354,863

Paper & packaging (2.3%)
American Natl Can Group                                    1,344,000         17,640,000
Intl Paper                                                   945,600         40,424,400
Total                                                                        58,064,400

Retail (5.9%)
Circuit City Stores-Circuit City Group                     1,065,700         64,874,488
CVS                                                          772,800         29,028,300
Target                                                       744,000         55,614,000
Total                                                                       149,516,788

Utilities -- electric (1.8%)
CMS Energy                                                    30,600            554,625
Dominion Resources                                           275,000         10,570,313
Duke Energy                                                  240,000         12,600,000
Edison Intl                                                  120,000          1,987,500
FPL Group                                                    300,000         13,818,750
New Century Energies                                          90,000          2,705,625
NiSource                                                     165,000          2,784,375
Total                                                                        45,021,188

Utilities -- gas (1.1%)
Coastal                                                      250,000         11,500,000
El Paso Energy                                               150,000          6,056,250
Williams Companies                                           250,000         10,984,375
Total                                                                        28,540,625

Utilities -- telephone (11.4%)
ALLTEL                                                        96,000         $6,054,000
AT&T                                                       1,176,000         66,149,999
Bell Atlantic                                                696,000         42,542,999
BellSouth                                                    724,800         34,065,600
Cable & Wireless                                             290,000(c)       5,438,934
Deutsche Telekom                                              88,000(c)       7,091,728
GTE                                                          335,600         23,827,600
MCI WorldCom                                                 771,800(b)      34,972,187
SBC Communications                                           775,900         32,587,800
Sprint                                                        87,400          5,506,200
Sprint PCS                                                    71,000(b)       4,637,188
Telefonica de Espana ADR                                      79,700(b,c,e)   5,947,613
U S WEST Communications Group                                254,400         18,475,800
Total                                                                       287,297,648

Total common stocks
(Cost: $2,026,229,879)                                                   $2,278,693,914

Preferred stocks (5.4%)
Issuer                                                        Shares          Value(a)

Cox Communications
   7.00% Cm Cv PRIDES                                        300,000(g)     $19,050,000
CNF Trust
   5.00% Cv Series A                                         500,000         21,250,000
Global Crossing
   6.38% Cv                                                   23,000(c,d)     2,478,250
Global TeleSystems Group
   7.25% Cm Cv                                               143,000          5,791,500
Ingersoll-Rand
   6.75% Cv PRIDES                                         1,000,000(g)      23,500,000
Intermedia Communications
   7.00% Cm Cv Series F                                      259,000(b)       8,579,375
Sovereign Bancorp
   7.50% Cv                                                  492,000(b)      23,985,000
Union Pacific Capital
   6.25% Cv                                                  541,000        $21,166,625
   6.25% Cm Cv                                               270,500         10,583,313

Total preferred stocks
(Cost: $146,432,693)                                                       $136,384,063

Bond (0.1%)
Issuer                                                       Coupon             Principal          Value(a)
rate  amount
 NTL
   Cv Sub Nts
      12-15-09                                                5.75%            $2,600,000(d)      $2,661,750

Total bond
(Cost: $2,753,179)                                                                                $2,661,750

Short-term securities (3.4%)
Issuer                                       Annualized        Amount          Value(a)
                                           yield on date     payable at
                                            of purchase       maturity

U.S. government agencies (1.8%)
Federal Home Loan Bank Disc Nts
      05-03-00                                 5.83%     $31,400,000        $31,228,736
      05-12-00                                 5.84        6,300,000          6,255,057
      05-26-00                                 5.88          900,000            891,137
Federal Home Loan Mtge Corp Disc Nt
      05-12-00                                 6.02        3,300,000          3,276,996
Federal Natl Mtge Assn Disc Nt
      06-01-00                                 6.01        2,400,000          2,374,291
Total                                                                        44,026,217

Commercial paper (1.6%)
Fleet Funding
      05-31-00                                 6.09        1,000,000(f)         989,461
Heinz (HJ)
      05-04-00                                 6.06        1,200,000          1,193,166

Short-term securities (continued)
Issuer                                      Annualized        Amount            Value(a)
                                           yield on date    payable at
                                           of purchase       maturity

Pacific Gas & Electric
      04-03-00                                 6.03%      $5,100,000         $5,097,437
Procter & Gamble
      05-01-00                                 5.88       10,900,000         10,845,091
      05-03-00                                 6.05        6,600,000          6,563,579
Sheffield Receivables
      06-16-00                                 6.16        3,600,000(f)       3,552,106
USAA Capital
      05-24-00                                 6.09        2,400,000          2,377,931
Windmill Funding
      05-25-00                                 6.12       11,000,000(f)      10,896,489
Total                                                                        41,515,260

Total short-term securities
(Cost: $85,567,648)                                                         $85,541,477

Total investments in securities
(Cost: $2,260,983,399)(h)                                                $2,503,281,204

See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2000, the value of foreign securities represented 2.36% of net assets.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Security is partially or fully on loan. See Note 4 to the financial statements.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(g) PRIDES (Preferred Redeemable Increased Dividend Equity Securities) are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.

(h) At March 31, 2000, the cost of securities for federal income tax purposes was approximately $2,261,118,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                   $382,892,000
Unrealized depreciation                   (140,729,000)
                                          ------------
Net unrealized appreciation               $242,163,000

American
 Express
Funds

AXP DIVERSIFIED EQUITY INCOME FUND
200 AXP Financial Center
Minneapolis, MN  55474

TICKER SYMBOL
Class A: INDZX    Class B: IDEBX    Class Y: IDQYX               PRSRT STD AUTO
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                    AMERICAN
                                                                    EXPRESSS


                                                                      AMERICAN
                                                                        EXPRESS
                                                                      (R)

                                                                 S-6476 L 5/00)

Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is seperate from American Express Financial Advisors Inc. and is not a broker-dealer.